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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                  Date of report (Date of
                  earliest event reported):        March 31, 2000

                                  VIATEL, INC.

               (Exact Name of Registrant as Specified in Charter)

 Delaware                           000-21261                  13-3787366
 (State or Other                   (Commission               (I.R.S. Employer
 Jurisdiction                       File Number)             Identification No.)
 of Incorporation)

                                  Viatel, Inc.
                                685 Third Avenue
                            New York, New York 10017
          (Address of Principal Executive Offices, Including Zip Code)

        Registrant's telephone number, including area code: 212-350-9200

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         In January, 2000, we executed a memorandum of understanding with Level 3 Communications under the terms of which we will acquire a 25% ownership interest in the trans-Atlantic fiber optic cable project which Level 3 is developing. This four fiber pair, 1.28 terabit system, is currently under construction and is scheduled to be in service by October 2000. The landing stations for this cable are on Long Island in the United States and on the west coast of the United Kingdom. As part of this acquisition, we are also obtaining 128-STM-1s of capacity on the Atlantic Crossing 1 cable system operated by Global Crossing. We cannot provide any assurance that definitive documentation relating to this transaction will be executed.

Item 7.  Financial Statements, Pro Forma Financial Information
             and Exhibits.

         (a)   Financial Statements of Businesses Acquired.

                     Not Applicable.

         (b)   Pro Forma Financial Information.

                     Not Applicable.

         (c)   Exhibits.

                     No exhibits are filed with this report.


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        VIATEL, INC.

Date:  March 31, 2000.                  By:    /s/   JAMES P. PRENETTA
                                                --------------------------------
                                               Name:   James P. Prenetta
                                               Title:  Senior Vice President and
                                                       General Counsel